SELWAY CAPITAL ACQUISITION CORPORATION

PRO FORMA CONDENSED COMBINED BALANCE SHEET

as of December 31, 2012

Pro Forma	Pro Forma	Pro Forma	Pro Forma
SCAC	Business	Business	(No	(No shares	(Maximum	(Maximum
(As	HCCA	Combination	Combination	shares tendered)	tendered)	shares tendered)	conversion)
Reported)	(As Restated)	Adjustments	Combined	Adjustments	Combined	Adjustments	Combined
Assets

Cash	$5,036	$1,791,134	4	$(56,311)	$6,595,868	10	$8,483,733	$15,079,601	11	($8,483,647)	$6,595,955
2	(129,230)
7	5,722,309
9	$(737,070)

Other current assets	6,739	3,613,595	4	(488,229)	3,132,105	3,132,105	-	3,132,105

Property and equipment	-	1,114,055	1,114,055	1,114,055	-	1,114,055

Restricted cash held in trust	20,600,086	-	2	(2,900,006)	8,651,726	10	(8,651,726)	-	-
7	(9,048,354)

Other assets	3,554	83,686	87,240	87,240	-	87,240

Total Assets	$20,615,415	$6,602,470	$(7,636,891)	$19,580,994	$(167,993)	$19,413,001	$(8,483,647)	$10,929,355

Liabilities and
Stockholders' Equity

Accounts payable, accrued expenses and other current liabilities	$812,405	$5,775,820	4	$(56,311)	$5,987,919	10	$(167,993)	$5,819,926	$5,819,926
2	(142,849)
7	(175,696)
9	(100,000)
9	(125,450)

Note payable	-	4,192,954	1	2,111,273	2,111,273	2,111,273	2,111,273
2	(4,192,954)

Management incentive notes payable	6	659,773	659,773	659,773	659,773

Redeemable preferred stock	-	2,362,517	3	(2,362,517)	-	-	-

Total current liabilities	812,405	12,331,291	(4,384,732)	8,758,964	(167,993)	8,590,971	-	8,590,971

Long term debt and other non-current liabilities	-	463,515	463,515	463,515	463,515
Warrant liability	2,253,333	121,350	5	(121,350)	226,667	226,667	226,667
8	(2,026,666)
Total long term liabilities	2,253,333	584,865	(2,148,016)	690,182	-	690,182	-	690,182

Total liabilities	3,065,738	12,916,156	(6,532,748)	9,449,146	(167,993)	9,281,153	-	9,281,153

Ordinary shares subject to possible redemption, 1,500,000 shares (at redemption value)	15,150,000	-	7	(8,872,658)	6,277,342	10	(8,651,639)	(2,374,297)	(2,374,297)

Total Temporary Equity	15,150,000	-	(8,872,658)	6,277,342	(8,651,639)	(2,374,297)	-	(2,374,297)

Stockholders' equity (deficiency):
Preferred Stock	-	-

Common stock	250	4,175,856	1	(4,175,856)	905	905	11	(84)	821
1	554
2	32
3	59
8	10

Additional paid in capital	5,098,941	-	1	(455,485)	16,196,623	10	8,651,639	24,848,262	11	(8,483,563)	16,364,699
2	2,306,469
3	2,362,458
6	(659,773)
7	5,722,309
8	2,333,323
9	(511,620)

Stock Redemption	-	(100,000)	1	100,000	-	-

Warrants	-	250,000	1	(250,000)	-	-

Accumulated deficit	(2,699,514)	(10,639,542)	1	2,669,514	(12,343,022)	(12,343,022)	(12,343,022)
2	(999,934)
4	(488,229)
8	(306,667)
5	121,350

Stockholders' equity (deficiency)	2,399,677	(6,313,686)	7,768,515	3,854,506	8,651,639	12,506,145	(8,483,647)	4,022,498

Total Liabilities & Stockholders' Equity	$20,615,415	$6,602,470	$(7,636,891)	$19,580,994	$(167,993)	$19,413,001	$(8,483,647)	$10,929,355

See notes to unaudited condensed combined pro forma balance sheet

F-1

SELWAY CAPITAL ACQUISITION CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

December 31, 2012

1	To recognize reverse recapitalization at closing, consideration to HCCA shareholders and to combine the shareholders' deficiency of HCCA, the accounting acquirer, with the stockholders’ equity of SCAC and give effect to the issuance of 5,535,000 shares of SCAC’s $.0001 par value common stock and $8.0 million of noninterest bearing promissory sellers' notes, which have a present value of $5,610,858. 5,200,000 shares are closing consideration to HCCA shareholders and 335,000 shares are consideration for HCCA's M&A advisor. $7,500,000 of the notes are consideration for HCCA selling shareholders and $500,000 are notes to the HCCA M&A advisor, which have been discounted based upon anticipated future cash flow payments at a discount rate of 6.5%. Under a reverse recapitalization, HCCA’s (accounting acquirer) common stock is restated to reflect the par value of SCAC (legal acquirer) with the difference being reflected as an adjustment to additional paid-in capital. Also, HCCA’s accumulated deficit continues with SCAC’s accumulated deficit being eliminated against additional paid-in capital. In addition, notes payable issued to HCCA’s shareholders and advisors is being reflected as a liability and is offset against additional paid in capital, as is the elimination of the stock redemption payable

Common stock HCCA	$4,175,856
Commons stock issued in exchange for HCCA shares		$554
Additional paid in capital	455,485
Stock redemption		100,000
Warrants	$250,000
Accumulated deficit		2,669,514
Notes payable		2,111,273

The non-interest bearing promissory notes are repayable from 25% of free cash flow, as defined, over $2 million in any fiscal year. The 6.5% discount rate reflects the Company's approximate borrowing rate on its senior facilities line. The Company has projected its free cash flow as follows:

	Principal	PV
Shareholder notes	$7,500,000	$1,979,318.06
Placement notes	$500,000	$131,954.54
Manager-shareholder notes	2,500,000	659,773
	$10,500,000	$2,771,045

Discount Rate	30.00%

FCF Estimates for Fiscal Years Ending:
	FCF Estimate	Payment (25% of FCF above $2M)	PV
04/09/13
03/31/14	$(3,500,000)	$-	$-
03/31/15	(1,500,000)	-	-
03/31/16	3,596,000	399,000	182,659
03/31/17	9,156,000	1,789,000	629,991
03/31/18	16,488,000	3,622,000	981,136
03/31/19	18,760,000	4,690,000	977,260

Total			$2,771,045

2	To reflect repayment of $5,925,000 bridge notes payable, recognition of unamortized bridge loan discount of $2,445,243 as interest expense, payment of accrued interest payable of $69,918, the conversion of $3,025,000 of principal, $72,931 of accrued interest into 316,456 Series C common shares, and payment of $2,900,000 of principal through release of cash in trust.

Notes payable	$4,192,954
Retained earnings	999,934
Accrued interest payable	142,849
Common stock		$32
Cash in trust		2,900,006
Cash		129,230
Additional paid in capital		2,306,469

The repayment of the HCCA bridge loans is computed as follows:

Bridge loan principal amount		$5,925,000

Shares of 5% Shareholders who are also bridge loan holders, and who are electing to convert their shares from Redeemable Series A Redeemable Common to Series C Common. HCCA used the cash released from trust related to these shares pay down the bridge loan of these investors		281,554

Cash released from Trust from these investors (281,554 shares X $10.30/share)		$2,900,006
- Underwriters' discount in trust, paid to UW	$0.20	$(56,311)
- Payment of bridge principal		$(2,900,000)
Net Cash to HCCA from share conversion and payment of bridge loan		$(56,305)

- Interest paid in cash related to re-paid portion of bridge loan		$(69,918)	(a)
Net Cash paid by HCCA		$(126,222)

Principal paid via conversion of bridge loan into Series C common		$3,025,000
Interest paid via conversion into Series C common		$72,931	(a)
Total to be converted into Series C common due to bridge loan (as of 12/31/2012)		$3,097,931

F-2

3	To reflect conversion of redeemable preferred stock into 592,500 Series C common shares.

Redeemable preferred stock	$2,362,517
Common stock		$59
Additional paid in capital		2,362,458

4	To reflect payment of deferred underwriters fee upon release of cash in trust, and to expense prepaid loan fees upon repayment of bridge loans payable.

Deferred underwriting compensation	$56,311
Retained earnings	488,229
Cash		$56,311
Prepaid loan fees		488,229

5	To reflects conversion of 296,250 warrants held by bridge loan holders valued by HCCA at $518,587, into warrants of the Company and valued at the Selway warrants, at $0.52/warrant, or $154,050, as of the business combination. The $0.52 per warrant was the quoted market price of SCAC's publicly traded warrants at the date of the combination.

Warrant liability	121,350
Retained earnings		121,350

6	To reflect the issuance of $2,500,000 of non-interest bearing Management Sellers' Notes, which are part of the consideration, and which have a present value of $659,773and have been discounted based upon anticipated future cash flow payments at 6.5%. Managers are also shareholders and part of the transaction has these managers receiving extra consideration for their stakes in HCCA.

Additional paid-in capital	$659,773
Management incentive notes payable		$659,773

The non-interest bearing promissory notes are repayable from 25% of free cash flow, as defined, over $2 million in any fiscal year. The 6.5% discount rate reflects the Company's approximate borrowing rate on its senior facilities line. The Company has projected its free cash flow as follows:

	Principal	PV
Shareholder notes	$8,000,000	$2,111,273
Manager-shareholder notes	2,500,000	659,773
	$10,500,000	$2,771,045

Discount Rate	30.00%

FCF Estimates for Fiscal Years Ending:
	FCF Estimate	Payment (25% of FCF above $2M)	PV
04/09/13
03/31/14	$(3,500,000)	$-	$-
03/31/15	(1,500,000)	-	-
03/31/16	3,596,000	399,000	182,659
03/31/17	9,156,000	1,789,000	629,991
03/31/18	16,488,000	3,622,000	981,136
03/31/19	18,760,000	4,690,000	977,260

Total			$2,771,045

F-3

7	To reflect sale of new 878,481 Series C Common shares to third parties upon holders of 878,481 Series A Redeemable Common shares agreeing to waive redemption rights and convert their shares into Series C common shares, as follows:

Cash	5,722,309
Cash in trust		9,048,354
Deferred underwriting compensation	175,696
Shares subject to redemption	8,872,658
Additional paid in capital		5,722,309

The sale of the shares has been computed as follows:

Size of offering to investors		$6,149,367
Price per share		$7.00
Shares converting from Series A Redeemable Common (backed by cash in trust) to Series C		878,481	( c)

Cash in trust per Series A Redeemable Common Share		$10.30

Cash Released from Trust		$9,048,354	( c)
- Underwriters' discount in trust plus placement fees	$0.20	$175,696
- Placement fees	$0.06	$49,311
- Cash back to shareholder of Series A Redeemable Common	$3.53	$3,101,038

= Net Cash to HCCA		$5,722,309

Net Cash per Share to HCCA		$6.51

(c)	Shareholders owning these shares shall agree not to redeem, causing the trust to release $10.30/share to HCCA, and HCCA shall pay these shareholders $3.53/share in cash, pay the underwriters $0.20/share, pay $0.06/share in placement fees, and keep $6.51/share

8	To reflect conversion of 1,333,333 sponsor warrants into 100,000 Series C common shares at a price of $10 per share and to reflect compensation expense of $306,667 on the difference in value between the warrants exchanged for shares

Common stock		10
Warrant liability	2,026,666
Additional paid in capital		2,333,323
Retained earnings	306,667

9	To reflect payment of deferred legal fees paid at closing of business combination, payment of accounts payable at closing, and transaction-related costs due to legal, accounting and filing fees which reduced Additional paid in capital

Deferred legal fees	100,000
Accounts payable due at business combination	125,450
Additional paid in capital	511,620
Cash		737,070

10	To reflect the release of funds raised by Selway Capital Acquisition Corporation's initial public offering and reclassification of shares subject to redemption

Cash	$8,483,733
Cash in trust		$8,651,726
Deferred underwriting compensation	167,993
Shares subject to redemption	8,651,639
Additional paid in capital		8,651,639

11	To record the payment of common stock subject to conversion assuming minimum stockholder conversion to Series C Common, post business combination, (839,965 shares at $10.30 per share) and return of accrued underwriters fees of $167,993

Cash		$8,483,647
Common stock	$84
Additional Paid-in capital	8,483,563

F-4

    SELWAY CAPITAL ACQUISITION CORPORATION

    PRO FORMA CONDENSED  COMBINED INCOME STATEMENT

    FOR  THE YEAR ENDED DECEMBER 31, 2012

	For the Year Ended			Business	Business		Pro Forma	Pro Forma	Pro Forma
	December 31, 2012			Combination	Combination	Pro Forma	Combined	Adjustments	Combined
	SCAC	HCA		Adjustments	Combined	(No shares tendered)	(No shares tendered)	(Maximum Shares Tendered)	(Maximum Shares Tendered)
	(As Reported)	(As Restated)				Adjustments

Sales	$-	$27,305,795			$27,305,795		$27,305,795		$27,305,795
Cost of Sales	-	26,148,118			26,148,118		26,148,118		26,148,118
Gross Profit	-	1,157,677			1,157,677		1,157,677		1,157,677

General and administrative expense	348,091	6,916,707			7,264,798		7,264,798		7,264,798
Loss before other income (loss)	(348,091)	(5,759,030)			(6,107,121)		(6,107,121)		(6,107,121)

Change in fair value of warrants	(2,253,333)				(2,253,333)		(2,253,333)		(2,253,333)
Stock-based compensation			1	(2,271,111)	(2,271,111)		(2,271,111)		(2,271,111)
Interest Expense			2	(682,500)	(682,500)		(682,500)		(682,500)
Other income (loss)	17,474	(685,734)			(668,260)		(668,260)	-	(668,260)

Net loss	$(2,583,950)	$(6,444,764)		$(2,953,611)	$(11,982,325)	$-	$(11,982,325)	$-	$(11,982,325)

Net loss per common share to controlling interests

Basic net loss per ordinary share	$(1.03)	$(0.17)			$(1.22)		$(1.13)		$(1.22)

Weighted average ordinary shares outstanding	2,500,000	38,939,909	3		9,793,459		10,633,424		9,793,459

F-5

SELWAY CAPITAL ACQUISITION CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT

For the Year Ended December 31, 2012

1	To reflect stock-based compensation to HCCA management related to the 350,000 shares of SCAC, which were granted at the business combination but are being held in escrow, at a price per share of $7.30, which is the price per share of SCAC shares at the combination date. The shares vest over 27 months. 400,000 shares were issued to managment at the combination date valued at 2,920,000 are not included as stock based compensation since it has been deemed to be a non-recurring charge directly related to the reverse recapitalization.

Stock-based compensation	$2,271,111

2	To reflect imputed interest on Sellers' Notes, which collectively total $10.5 million with $7,500,000 being for the benefit of all shareholders, $2,500,000 being consideration for the benefit of the manager-owners, and $500,000 being consideration for the M&A advisor. The interest rate used is HCCA's estimated borrowing cost of 6.5%, and no principal payments are assumed during 2013. This pro forma expense shows the imputed interest as if the notes were in place for all of 2013.

Interest Expense	$682,500

3	Pro forma net loss per share was calculated by dividing pro forma net loss by the weighted average number of shares as follows:

	Series B	Series C	Pro Forma (At Business Combination)	Pro Forma (No shares tendered)	Pro Forma (Maximum shares tendered)
Redeemable stock backed by cash in trust	839,965	(839,965)	-	-	-
HCCA selling shareholders		5,200,000	5,200,000	5,200,000	5,200,000
Conversion of HCCA note holders and preferred stockholders		908,459	908,459	908,459	908,459
Employee restricted shares to be released from escrow over 3 years		750,000	750,000	750,000	750,000
Public shareholders		100,000	100,000	939,965	100,000
Selway sponsor shares		2,500,000	2,500,000	2,500,000	2,500,000
Other shareholders		335,000	335,000	335,000	335,000
Total	839,965	8,953,494	9,793,459	10,633,424	9,793,459

Series B shares shown above are the result of conversion of Selway's Series A redeemable shares at the business combination. These are identical to Series A and are redeemable in cash. The company is holding restricted cash in trust equal to $10.30 per share for the possible redemption of these Series B shares. At the business combination, 1,160,035 shares of Selway's Series A redeemable stock were converted to non-redeemable Series C shares, and these include the Public Shareholders listed above as well as certain note holders in HCCA, who were also Series A holders.

In the scenario listed above, Pro Forma (No shares tendered), the Redeemable Series B convert to Series C and are included in the Public Shareholders total.

For the scenario list above, Pro Forma (Maximum shares tendered), the 839,965 Series B Redeemable common shares are all redeemed by shareholders, all other shares described above remain the same.

The Scenarios above represent the basic shares at the business combination, and none of the scenarios include the following:

Warrants held by public and other investors, which have a strike price of $7.50	2,296,250
Warrants held by the Selway sponsor, which have a strike price of $10	1,000,000
Warrants held by Dragonfly	17,773
Warrants held by MagnaCare	84,525

Warrants held by Chardon Capital	92,500
Total restricted shares and warrants	3,491,048

F-6